Property, plant and equipment, net	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Property, plant and equipment, net	Property, plant and equipment, net
The carrying amount of property, plant and equipment for the years ended December 31, 2025, 2024, and 2023 is as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
Cost	(in thousands)
Land	$3,724	$3,724	$3,724
Buildings	83,269	66,132	70,072
Computer equipment and software	817,578	689,979	550,119
Office furniture and fixtures	60,617	51,849	45,856
Laboratory equipment	61,651	55,111	56,217
Leasehold improvements	72,275	62,034	55,000
Motor vehicles	76	65	79
Total cost	1,099,190	928,894	781,067
Accumulated depreciation and asset write offs	(703,466)	(546,015)	(419,883)
Property, plant and equipment (net)	$395,724	$382,879	$361,184

The depreciation expense recognized by the Company was $155.8 million, $138.2 million, and $126.1 million for the years ended December 31, 2025, 2024, and 2023, respectively.

The Company regularly updates its register of property, plant and equipment and during the years ended December 31, 2025 , December 31, 2024 and December 31, 2023, certain fully depreciated assets were written off as they were no longer used by the Company.
The Company assesses property, plant and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset group may not be recoverable through future undiscounted cash flows. The amount of the impairment loss is the excess of the carrying amount of the impaired assets over the fair value of the assets based on estimated future discounted cash flows.
During 2025, an impairment indicator was identified specific to the Company's Data Solutions reporting unit that indicated the carrying amount of the property, plant and equipment in the Data Solutions reporting unit may not be recoverable. This indicator related to the Company’s revised expectations on the future performance of the reporting unit considering specific external market participant factors. As a result, the Company assessed the fair value of the property, plant and equipment and recorded an impairment charge.
An impairment charge of $14.3 million (December 31, 2024: $1.9 million and December 31, 2023: $nil) was recorded and included within impairment of non-financial assets (recorded within Restructuring for the year ended December 31, 2024) in the Consolidated Statements of Operations. The significant assumptions used in the discounted cash flow calculation were the discount rate, annual cash flow projections, and expected terminal growth rate.